EXHIBIT 99.1
                                                                    ------------

                                                                      APPENDIX A



                  REMEDIAL MEASURES AND RELATED RECOMMENDATIONS
                  ---------------------------------------------

         In light of its findings and conclusions, the Special Committee is recommending a number of remedial measures in this Appendix. Although many of the recommendations relate to both phases of the investigation, this Appendix is divided into two parts. Part I addresses those corporate governance and other issues that emerged from the Phase I investigation. Part II addresses those issues related to Phase II of the investigation.

PART I.  PHASE I REMEDIAL MEASURES AND RELATED RECOMMENDATIONS

A.       Introduction -- Historical Deficiencies and Initial Actions
         -----------------------------------------------------------

         The Special Committee's investigation has revealed numerous corporate governance deficiencies. During the course of the Phase I investigation, the Special Committee and the Board acted expeditiously to address key elements of governance. These initial actions include:

         1. The termination of Alexander, Kreinberg, and Sorin as officers and directors without severance, and the cancellation of their outstanding equity grants.

         2. The replacement of all directors who served on the Board at any time during which options were backdated. The Board now consists of 10 directors, nine of whom are non-employees and qualify as "independent directors" under NASDAQ's listing rules and the Board's own heightened standards of independence.

         3. An internal audit unit that reports directly to the Audit Committee was created; the Audit Committee is responsible for recommending the appointment, reassignment, replacement, compensation or dismissal of the head of internal audit.

         4. The hiring of a new Chief Executive Officer, who assumed his responsibilities effective April 30, 2007.

         5. A search for a new Chief Financial Officer is currently in progress.

         6. The review and revision of the Board's Corporate Governance Guidelines & Principles, all committee charters, and the Company's Employee Code of Business Conduct and Ethics (the "Ethics Code").

         7. The adoption of a Board policy that the positions of Chairman of the Board and Chief Executive Officer shall be held by different persons, and that the Chairman shall be an independent director.

         8. The adoption of a Board policy that, other than the Chief Executive Officer, all members of the Board shall be "independent" as defined by heightened standards adopted by the Board.

         9. The adoption of Board guidelines requiring non-employee directors to hold one-half of all stock received as compensation (after sale of that portion that may be necessary for payment of tax liability) for at least as long as they continue to serve on the Board.

         10. The amendment of the Company's by-laws to permit certain long-term substantial shareholders to propose, in the Company's own proxy materials, nominees for election as directors (proxy access).

         11. The approval by the Board of an amendment to the Company's Certificate of Incorporation that would, except in the case of contested elections, provide for the election of directors by a majority of the votes cast, rather than a plurality of the votes cast. The amendment is subject to shareholder approval at the next regular annual meeting of shareholders.

         12. The adoption of a Board policy that provides, among other things, that (i) as a condition for nomination or re-nomination, a director nominee shall agree to submit a letter of resignation from the Board if the director fails to receive a majority of the votes cast in an uncontested election, and (ii) if a resignation is submitted, the Board shall decide, through a process managed by the Corporate Governance and Nominating Committee (and excluding the nominee in question), whether to accept such resignation, it being expected that the Board will accept the resignation absent a compelling reason to the contrary. Under the policy, the Board's explanation of its decision will be disclosed in a Current Report on Form 8-K.

         13. The authorization of a Shareholder Advisory Group to serve as a forum for gathering input from significant shareholders about Board composition, director nominations, and such other issues as the Board may determine from time to time.

         14. The adoption of a Board policy requiring directors to attend the annual meeting of shareholders absent unusual circumstances.

         15. The development, currently in progress, of a Board Development Program that encourages directors to attend at least one director development program or conference per year.

         16. The hiring of a new Executive Vice President, Global Human Resources, effective November 1, 2007.

B.       Additional Remedial Actions
         ---------------------------

         To complement the initial Phase I-related actions, the Special Committee adopted additional remedial actions that will be implemented by the Company and, to the extent practicable, by its subsidiaries.(1) These measures relate to corporate governance, corporate culture, internal controls, training, and compliance, with a view toward creating an overall environment of integrity and ethics in which the Company's internal controls and other policies can be effective. In adopting these measures, the Special Committee emphasizes that the Board and its committees, as well as the Company's senior management, have critical roles to play in implementing these measures. The Special Committee believes that serious, collaborative efforts by all these parties to carry out these measures will reassure shareholders, as well as employees and customers,



--------
(1) Two of the Company's majority-owned subsidiaries, Verint and Ulticom, are expected to implement separate remedial measures in light of their respective independent investigations.

that the Board is firmly committed to effective oversight of the Company's corporate culture and management by an independent Board.

         1.       Policies and Procedures for Equity Grants (Including Options).

         In light of the deficiencies in the Company's historical practices with respect to the authorization, administration, and accounting of its equity grants, the Special Committee has determined that unless and until a new stock incentive compensation plan is submitted to, and adopted by, shareholders, all equity grants shall require approval of both the Compensation Committee and a majority of the non-employee members of the Board. In developing a new plan, the Company shall adopt and implement best practices with respect to equity grants in accordance with the following:

         (a)      Compensation Committee

         i. Grants of equity in any form shall be granted only upon (i) the review and recommendation of the Compensation Committee and (ii) the approval of the Board. The authority of the Board to grant equity shall not be delegated to individual Board members or any members of management.

         ii. Equity grants shall not be made by unanimous written consent; rather, grants shall be made only at duly convened meetings of the Board.

         iii. The Compensation Committee shall adopt detailed policies and procedures relating to equity grants. These policies and procedures shall be designed to (i) provide more systematic controls relating to the proposal, consideration, approval, and implementation of equity grants, and (ii) ensure that all equity grants and stock-related transactions fully comply with the Company's approved plans and stated policies, are adequately reflected in the Company's stock administration systems, and are supported by appropriate documentation. These policies and procedures shall be memorialized in writing and distributed to all personnel whose responsibilities relate to equity grants.

         iv. The Compensation Committee shall develop and approve standard grant terms (for example, length of option, vesting schedule, and events of acceleration). No variations from standard terms shall be made without a written finding by the Compensation Committee that such variation is warranted.

                  (b).     Other Equity Grant Policies and Procedures

         The Company shall design additional procedures related to the Company's equity grant program. This effort shall be led by the human resources department with appropriate involvement from the legal and finance departments. The recommended program shall be subject to the review and approval of the Compensation Committee, and shall be implemented by the time of the next Company-wide equity grants. In connection with the development of the new grant policies and procedures, the Special Committee has referred to management and the Compensation Committee a number of detailed policies and procedures relating to equity grants, as well a number of related administrative processes, for their consideration.

         2.       Training, Ethics, and Corporate Culture

         Led by its newly hired senior executives, as well as the members of the Board, the Company shall reemphasize the importance of training and ethical conduct in all aspects of its operations. Among other things:

         a. To further improve its control environment, the Company shall provide appropriate education and training, relevant to employees' responsibilities. In the case of employees involved in the administration of equity grants, such training should be co-led by the Company's human resources and legal departments, and should cover all aspects of the Company's policies and procedures relating to equity grants. All of the Company's finance department personnel shall also receive the enhanced education and training relating to the requirements of GAAP for publicly traded companies discussed in
Part II (C)(2)(b) of this Appendix.

         b. The Company shall develop a strategy to enhance understanding by all employees of the values and standards of conduct that are expected in all aspects of its operations. All senior executives shall participate in this effort.

         c. The Company shall distribute to all directors, officers and employees the newly revised Ethics Code. The Company shall establish an efficient and verifiable process for all directors, officers and employees to annually certify and reaffirm that they have read and will adhere to the Ethics Code. As discussed in more detail in Part II (C)(2)(b)(2) of this Appendix, the Company should provide education and training to all officers and employees regarding the Ethics Code and other workplace policies that are relevant to the Company's business. Such efforts shall be co-led by the Company's human resources and legal departments.

         d. The Company shall periodically notify all employees of the purpose and availability of its compliance hotlines and related confidentiality and anti-reprisal protections.

         e. The Ethics Code shall include information designed to ensure that employees are aware that each of the non-employee members of the Board is entitled to direct access, at reasonable times and upon reasonable notice, to the books, records, facilities, and personnel of the Company for such matters as any director may reasonably consider appropriate to fulfilling his or her duties as a director.

         3.       Audit Committee Financial Expert

         a. The Board has adopted an additional enhancement to the Company's governance practices by adopting a policy that at least one member of the Audit Committee shall qualify as an "audit committee financial expert" as defined by the SEC.

         4.       Board Committee Composition

         a. The Special Committee recommends that the Corporate Governance and Nominating Committee evaluate the benefit of adopting a policy that would require the Board to rotate its non-employee directors among its committees from time to time.

PART II.    PHASE II REMEDIAL MEASURES AND RELATED RECOMMENDATIONS

A.       Background
         ----------

         The Phase II investigation focused on the Company's historical accounting systems, procedures, and controls, with particular attention paid to the sufficiency of the controls and processes. The investigation revealed weaknesses in the Company's accounting and disclosure controls and procedures during the period covered by the investigation. In conjunction with inappropriate earnings management practices of former senior officers of the Company, these weaknesses contributed to inaccurate reporting of financial results, particularly with respect to accounting for reserves and accruals, expense reclassifications and backlog disclosures. In light of these historical failings, and those actions already taken by the Company to comply with the Sarbanes-Oxley Act, the Special Committee makes the following remedial recommendations for improving the effectiveness of the Company's internal controls and procedures.

B.       Relevant Phase I Measures
         -------------------------

         Many of the measures that have been, and will be, undertaken in response to the results of the Phase I investigation, including changes in the composition of the Board, senior management, and corporate governance practices, as well as the creation of an internal audit unit, are expected to have a remedial effect on issues identified by the Phase II investigation.

C.       Phase II Remedial Recommendations
         ---------------------------------

         The Special Committee recognizes that, through the implementation of its compliance with the requirements of the Sarbanes-Oxley Act, the Company has documented certain of its controls and processes for purposes of Section 404 of the Sarbanes-Oxley Act. Among these areas are controls and processes relating to:

      o     Completeness of financial information.

      o Accuracy of financial data (including valuation and judgmental decision).

      o     Fair disclosure of financial information in accordance with GAAP.

      o Prevention and detection of fraud-related risks that affect financial reporting.

      o Retention of financial documentation, including substantial calculations made for financial reporting and general ledger data.

      o     Safeguarding of the Company's assets.

      o     Authorization of transactions that affect financial reporting.

      o The existence of entity level controls pertaining to ethics, communication and information, monitoring activities, management override of controls, override of management decisions, etc.

         1.       Internal Control Over Financial Reporting

         In addition, the Special Committee is setting forth the following suggestions regarding internal control over financial reporting:

                  (a)      General.

         i. The Company's senior financial management should design and establish its internal control over financial reporting, including those relating to the close of each monthly, quarterly and annual fiscal period by implementing standardized global financial processes, systems and data elements that will be used by each of the Company's consolidated entities to the extent practicable. The Chief Financial Officer of the Company shall be principally responsible for this initiative, including the close of each quarterly and annual fiscal period.

         ii. The Company's internal control over financial reporting should clearly define the responsibilities and accountabilities for all finance department personnel, including those in the Company's headquarters, each consolidated entity's Chief Financial Officer and all operating finance personnel, and such controls should also ensure that the lines of communication enable operations personnel to raise issues with the appropriate level of finance and accounting personnel.

         iii. Emphasize the Audit Committee's role in ensuring that lines of communication between the relevant accounting and finance personnel and the Company's independent auditors are adequate to obtain appropriate guidance on important accounting questions.

         iv. Implement procedures to ensure that the quarterly and annual period-ending closing processes are completed in a more timely manner. Determine whether the number of manual entries can be reduced or prepared earlier in the process. The Company should transition to a monthly close process by the first quarter of fiscal 2009.

         v. Emphasize the importance of regular review, including the involvement of the internal audit unit, with respect to end-of-period entries to ensure that they are accompanied by supporting documentation, that they are properly accounted for, and to discover and analyze any unusual activity or patterns.

         vi. All worldwide finance management should report to both (i) the applicable operations manager for finance function support of the applicable business team, and (ii) the Chief Financial Officer of the Company for all finance function leadership including financial goals, metrics, organizational design (shared services/outsourced/web-enabled finance services/centers of expertise, etc.), systems, processes and reporting.

                  (b) Corporate Adjustments and Reserves; Expense Reclassifications

         Develop and document a comprehensive written policy and set of internal controls and procedures for manual journal entries for corporate adjustments, reserves, and expense reclassifications of the type identified in the Report. For example:

         i. Implement systematic, consistent procedures for creation of journal entries.

         ii. Require all journal entries to include all documents necessary to determine whether the transaction was properly recorded.

         iii. Require that all supporting documentation for a particular transaction or journal entry be compiled before making any journal entry and that such documentary support be electronically stored (e.g., create secure PDF's of customer invoices, airway bills, etc.).

         iv. Otherwise further improve checks and balances for journal entries, including, as appropriate, requiring multiple signatures from proper authorities and ensuring proper segregation of duties.

         v. Any necessary transfers or reclassifications among reserves and expense accrual accounts should be subject to a rigorous authorization protocol.

         vi. Emphasize the importance of the Company's accounting policies and procedure guidelines, which shall include adequate guidance for finance department personnel to calculate and record non-routine transactions and estimates related to significant balance sheet accounts.

                  (c)      Document Retention

         i. The Company's General Counsel should lead a cross-functional initiative to review and evaluate its document retention policy. The policy should establish the requirements and procedures for (i) complying with applicable document retention laws, (ii) ensuring that original supporting documentation is retained for an extended period (e.g., seven years for records relating to the Company's audited financial statements), including storage of electronic copies of supporting documentation for financial transactions, and
(iii) ensuring that important documents are accessible when needed.

         2.       Enhanced Education and Training Policies

         The Special Committee believes that some employees may have been aware of, but did not necessarily appreciate the impropriety of the misconduct detailed in the Report. That failure may have been due to insufficient educational and training programs related to the Ethics Code and other Company policies. Accordingly, the Special Committee recommends the following enhancements:

         a. The Company should establish and maintain a training and education program related to the Ethics Code and other Company policies, which shall be subject to review and approval by the Audit Committee. That program should be designed to advance and underscore the Company's commitment to exemplary corporate citizenship, to best practices of effective corporate governance, to the highest principles of integrity, ethics, and professionalism, and to a culture of openness, accountability, and compliance throughout the Company. Appropriate specialized training should be mandatory for (i) all officers, executives, and employees who are involved in accounting and financial reporting functions, or the oversight thereof, whether at the corporate or the division level, including but not limited to each officer or employee responsible for closing the books within his or her area of responsibility at the end of a quarterly or annual reporting period; (ii) all employees of the Company with responsibility for finance or disclosure issues; and (iii) other senior officers and executives at the Company, at both the corporate and operating subsidiary levels, as proposed by the Company and approved by the Audit Committee (collectively the "Mandatory Participants"). Such specialized training and education for Mandatory Participants should, at a minimum cover, the following subjects: (i) the obligations imposed by the federal securities laws, including disclosure obligations; (ii) proper internal accounting controls and procedures; (iii) GAAP, including discovering and recognizing accounting practices that do not conform to GAAP or that are otherwise improper; and (iv) the obligations assumed by, and responses expected of, the Mandatory Participants upon learning of improper, illegal or potentially illegal acts relating to accounting and financial reporting. The endorsement of the training and education program by senior management and the Board should be effectively communicated to the Mandatory Participants.

         b. The Company should hire an independent consulting firm to design and conduct internal educational programs for the Company's finance department personnel in order to provide continuing education regarding the requirements of GAAP for publicly traded companies. The program should be co-led by internal finance executives. Using a top down process, every finance department employee should complete the training by the end of the calendar-year 2008. The Company's internal finance processes and rules should incorporate the topic of internal education programs for the Company's finance department personnel.

         3.       Communications with Analysts

         a. The Chairman of the Board (or, in his absence, the Chairman of the Audit Committee) and the General Counsel of the Company shall contemporaneously monitor, either in person or telephonically, the Company's quarterly earnings conference calls.

         b. The Board shall approve, directly or through delegation to the Audit Committee, the Company's financial information and earnings guidance, if any, that may be provided to the public including to analysts and ratings agencies.

         4.       IT Systems

         a. Ensure that systems and systems interfaces are adequate. Establish periodic review and testing of such systems to ensure continuing adequacy.

         5.       Budgeting Process

         a. Budgets will be reviewed and approved by the Board, and at a minimum, a quarterly variance analysis of Company's actual performance compared to budget will be presented to the Board. It is expected that a rigorous budgeting and budget review process will be developed internally and along with other key performance indicators will, at least in part, be the basis of annual bonus and incentive compensation targets and assist the Board and management in understanding the key financial drivers of the Company's business.

         6.       Disclosure Committee and Certifications

         a. Strengthen the Company's Disclosure Committee process to ensure that information required to be disclosed in reports filed or submitted under the Securities Exchange Act of 1934 is accumulated by management and communicated to the Board, as appropriate, to support timely decisions regarding required disclosure. The Disclosure Committee shall be chaired by the General Counsel.

         b. Institute a formal, quarterly and annual sub-certification process regarding accounting and disclosure controls for all appropriate accounting and operating personnel at worldwide sites. This certification process shall include certifications regarding knowledge of fraudulent activities, violations of corporate policies and procedures (including applicable legal and ethical policies), and material transactions not reported in accordance with GAAP in the underlying financial records.

         7.       Hiring and Workforce Assessment Practices

         a. The Company shall review and revise hiring and workforce assessment practices to ensure that the finance department consists of highly qualified and experienced personnel:

                  (1) only personnel with skills and abilities that are competitive with other global technology finance organizations are hired for leadership positions;

                  (2) key departments and groups have adequate qualified staffing to support all accounting and audit functions and responsibilities as measured by external benchmarks for the finance function;

                  (3) job descriptions are created that set forth the required experience and current skillset for key accounting positions in a global technology company, including experience with GAAP, the Sarbanes-Oxley Act and the reporting requirements for a U.S. public company; and

                  (4) personnel competency is reviewed at least annually to ensure compliance with the revised procedures and that the finance skillset is competitive with other global technology companies.

D.       Follow-up
         ---------

         Continually assess the progress and sufficiency of remedial initiatives and make adjustments as necessary.